Guggenheim Variable Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated November 14, 2014

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Series F (Floating Rate Strategies Series) (the “Series”)

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Series and should be read in conjunction with the Prospectus and SAI.

Effective November 17, 2014, Michael P. Damaso no longer serves as a portfolio manager for the Series and Thomas J. Hauser is added as a portfolio manager for the Series. Accordingly, all references to Michael P. Damaso are hereby deleted.

Effective November 17, 2014, the first paragraph in the section titled “Portfolio Managers” on page 27 of the Prospectus is hereby deleted in its entirety and replaced with the following:

B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, James W. Michal and Thomas J. Hauser are primarily responsible for the day-to-day management of the Series. They hold the titles of Chief Investment Officer; Senior Managing Director; Senior Managing Director & Portfolio Manager; Managing Director & Portfolio Manager; and Managing Director & Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and James W. Michal have managed the Series since its inception. Thomas J. Hauser has managed the Series since November 2014.

Effective November 17, 2014, the sixth paragraph in the section titled “Portfolio Managers” on page 86 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Series F (Floating Rate Strategies Series)—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, James W. Michal and Thomas J. Hauser are primarily responsible for the day-to-day management of the Series.

Effective November 17, 2014, the following paragraph is hereby added to the “Portfolio Managers” section for the Series on page 87 of the Prospectus:

Thomas J. Hauser, Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Hauser joined Guggenheim Partners (or its affiliate or predecessor) in 2002 and is a member of Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser led a team covering a variety of sectors including technology, media and telecom, education, metals and mining, homebuilding, healthcare, and energy and power. He has substantial experience in the high yield and leverage loan class. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the energy, power, transportation and chemical sectors. Mr. Hauser received his B.S. in Finance from St. Johns University.

Effective November 17, 2014, the following information is hereby added to the “Other Accounts Managed by Portfolio Managers” table on page 77 of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Thomas J. Hauser *	0	$0	14	$3,465.0	19	$346.9

*	Information provided as of September 30, 2014

Effective November 17, 2014, the following information is hereby added to the table identifying the number of, and total assets of, the companies, vehicles and accounts with respect to which the advisory fee is based on performance on page 78 of the SAI:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Thomas J. Hauser *	0	$0	5	$1,220.5	7	$172.0

*	Information provided as of September 30, 2014

Please Retain This Supplement for Future Reference

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